VIA EDGAR

March 1, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Separate Account

("Variable Separate Account")

File No. 811-5025

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Separate Account referenced above for the Kemper Select Variable Life Insurance product ("Select"). The annual report consists of a front and back cover binding the most recent annual report of the underlying mutual fund option available through the Variable Separate Account for Select. Because the most recent annual report of the underlying fund has been or will be filed with the SEC by its investment manager, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual report of the underlying fund set forth below.

The Variable Separate Account for Select includes the following underlying fund option:

Scudder Variable Series II (File No. 811-5002)

Please call the undersigned at 847-874-7380 if you have any questions or comments.

Yours truly,

____________________________

Juanita M. Thomas

Attorney at Law